UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

Apollo Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56561	92-3084689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Operating Agreement

On October 31, 2023, Apollo Infrastructure Company LLC (the “Company”) entered into an Operating Agreement (the “Operating Agreement”) with Apollo Manager, LLC (the “Operating Manager”).

A description of the Operating Agreement was included under “Item 1. Business—Operating Agreement” of Amendment No. 1 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2023. Such description is incorporated by reference herein.

Each of the Operating Manager and its Managing Member, Apollo Management Holdings, L.P., is an affiliate of Apollo Global Management, Inc.

The foregoing description of the Operating Agreement is not complete and is qualified in its entirety by reference to the Operating Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Trademark License Agreement

On October 31, 2023, the Company entered into a Trademark License Agreement with Apollo IP Holdings, LLC (the “Trademark License Agreement”). Pursuant to the Trademark License Agreement, Apollo IP Holdings, LLC granted the Company a license to use the service mark, corporate name and trade name “APOLLO,” subject to the terms of such agreement.

The foregoing description of the Trademark License Agreement is not complete and is qualified in its entirety by reference to the Trademark License Agreement, which is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

As of November 1, 2023, the Company had received purchase orders for at least $100,000,000 of shares in aggregate and the Company’s board of directors had authorized the release of the escrowed funds. In connection with the release of escrowed funds, as of November 1, 2023, the Company issued and sold the following unregistered shares (the “Investor Shares”) of the Company to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-II Shares	1,152,720	$28,818,000
Series II
A-II Shares	5,393,200	$134,830,000

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Limited Liability Company Agreement

On November 1, 2023, the Company executed its Third Amended and Restated Limited Liability Company Agreement (the “Third A&R LLCA”), which amended and restated the Company’s Second Amended and Restated Limited Liability Company Agreement, dated as of April 12, 2023.

A description of the Third A&R LLCA was included under “Item 11. Description of Registrant’s Securities to be Registered—Summary of the LLC Agreement” of Amendment No. 1 to the Company’s Registration Statement on Form 10, filed with the SEC on August 11, 2023. Such description is incorporated by reference herein, except that the Third A&R LLCA has been subsequently updated to reflect, among other things, (i) increasing the size of the Company’s Board of Directors (the “Board of Directors”) from four directors to six, and increasing the number of independent directors from two to three (ii) the addition of a provision permitting the holders of a majority of the outstanding V Shares to remove any Director or the entire Board of Directors without the consent of the Board of Directors or any other Person and (iii) certain updates to indemnity and exculpation provisions.

The foregoing description of the Third A&R LLCA is not complete and is qualified in its entirety by reference to the Third A&R LLCA, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Operating Agreement

1.2	Trademark License Agreement

3.1	Third Amended and Restated Limited Liability Company Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INFRASTRUCTURE COMPANY LLC

Date: November 6, 2023	/s/ Yvette Novo
Yvette Novo
Chief Financial Officer